UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

Paramount Skydance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42791	99-3917985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	PSKY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Change of Name and Ticker Symbol

As previously announced on September 25, 2026, Paramount Skydance Corporation (the “Company”) intends to transfer the listing of the Company’s Class B common stock, par value $0.001 per share (the “Class B Common Stock”), from The Nasdaq Stock Market LLC (“Nasdaq”) to the New York Stock Exchange (the “NYSE”), with such listing expected to be effective on or about the market open on October 6, 2026.

Additionally, in connection with the listing of the Class B Common Stock on the NYSE on October 6, 2026, the Company intends to change the ticker symbol for its Class B Common Stock from “PSKY” to “SKYD.” The Company announced on October 2, 2026, that it also intends to amend its certificate of incorporation to change the Company’s name to Skydance Corporation, also expected to be effective on October 6, 2026.

Warrant Distribution Ex-Date to be Announced by NYSE

As previously announced on September 25, 2026, the Company’s Board of Directors (the “Board”) set a record date of the close of business on October 5, 2026 (the “Record Date”) for the Company’s previously announced distribution of warrants to purchase shares of Class B Common Stock (“Warrants”) with respect to each share of Class B Common Stock held by a stockholder as of the Record Date, excluding shares held by each of Lawrence J. Ellison, David F. Ellison, Gerald J. Cardinale, The Lawrence J. Ellison Revocable Trust, u/a/d 1/22/88, as amended, and RedBird Capital Partners Fund IV (Master), L.P. or any of their respective affiliates, successors or transferees (including any of the Company’s wholly owned subsidiaries that own Class B Common Stock), the Paramount Global 401(k) Plan and the Paramount Global Master Trust.

The Company intends to list the Warrants for trading on the NYSE, subject to applicable approvals, and the Warrants will trade separately from the Company’s Class B Common Stock. Because of the change in listing to the NYSE, the Company understands that Nasdaq does not intend to announce the ex-date for the Class B Common Stock in connection with the distribution of Warrants. The Company understands that the NYSE will announce the ex-date on or about October 6, 2026 in connection with the listing of the Company’s Class B Common Stock on the NYSE. Holders of shares of Class B Common Stock need to hold their shares up through the date of the issuance and distribution of the Warrants in order to receive Warrants on such date.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, including, without limitation, the Warrants or the shares of Class B Common Stock issuable upon exercise of the Warrants. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

General

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by reference in such filing.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” regarding the timing and expectations regarding the proposed listing on the NYSE of the Company’s Class B Common Stock and the Warrants as well as actions that NYSE may take with respect to such listing and the ex-date for the Warrants. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company or Warner Bros. Discovery, Inc. (“WBD”), prior to and following the proposed acquisition by the Company of WBD (the “WBD Merger”). Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the WBD Merger will not be satisfied; the possibility that the WBD Merger will not be completed in the expected timeframe or at all; damage to the Company’s reputation or brands; volatility in the price of the Class B Common Stock and the Warrants; the effect the Company’s dual-class capital structure and the concentrated ownership may have on the price of its Class B Common Stock and Warrants; risks associated with the Company’s status as a “controlled company” under Nasdaq rules and, following the transfer of listing described in Item 7.01 of this Current Report on Form 8-K, NYSE rules, including its exemption from certain corporate governance requirements; and risks associated with the lack of voting rights of the Class B Common Stock. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of the Company can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2026, as amended by the Company’s Annual Report on Form 10-K/A, filed with the SEC on April 24, 2026, as superseded by, and solely to the extent set forth in, Paramount’s Current Report on Form 8-K, filed with the SEC on May 13, 2026, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 13, 2026, and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 4, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and the Company’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, ir.paramount.com, or on request from the Company. The Company does not undertake to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ Stephanie Kyoko McKinnon
	Name:	Stephanie Kyoko McKinnon
	Title:	General Counsel and Secretary

Date: October 2, 2026